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                                                                   EXHIBIT 10.75
                               THIRD AMENDMENT TO
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment"), dated as of June 27, 1997, is entered into between the Lenders party hereto, BANKERS TRUST COMPANY, a New York banking corporation, as agent for the Lenders (the "Agent"), FIRST FINANCIAL CARIBBEAN CORPORATION, a corporation organized under the laws of the Commonwealth of Puerto Rico ("FFCC"), and DORAL MORTGAGE CORPORATION, a corporation organized under the laws of the Commonwealth of Puerto Rico and a wholly-owned subsidiary of FFCC ("DMC", and together with FFCC, each a ABorrower" and collectively, the ABorrowers"), with reference to the First Amended and Restated Credit Agreement, dated as of September 25, 1996, between the Lenders, the Agent and the Borrowers (as amended by the First Amendment to First Amended and Restated Credit Agreement and Certain Other Loan Documents dated as of January 8, 1997, the Second Amendment to First Amended and Restated Credit Agreement dated as of March 28, 1997, and as further amended, supplemented or otherwise modified from time to time, the ACredit Agreement"). All capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.

         The Lenders, the Agent and the Borrowers wish to amend the Credit Agreement as set forth herein.

         ACCORDINGLY, the parties hereto agree as follows:

         Section 1.  Amendments to Credit Agreement.

         (a) The definition of "ADJUSTED TANGIBLE NET WORTH" in Section 1.1 of the Credit Agreement shall be amended to read as follows:

                  "ADJUSTED TANGIBLE NET WORTH" shall mean, as of any date, (a) the sum of: (i) Book Net Worth as of such date, (ii) one percent (1.0%) of the outstanding principal balance of mortgage loans with respect to which the Borrowers have direct servicing rights on such date, and (iii) the aggregate principal amount of Permitted Subordinated Indebtedness outstanding as of such date, less (b)(i) fifty percent (50%) of all excess servicing fees receivable (or if excess servicing fees receivable are recharacterized as "interest only securities" on the consolidated and consolidating balance sheet of FFCC and its consolidated Subsidiaries, then fifty percent (50%) of the amount of such securities reflected on FFCC=s consolidated balance sheet), (ii) all purchased loan administration contracts and (iii) all other assets that would be classified as intangible assets under GAAP, including purchased and capitalized value of servicing rights, goodwill (whether representing the excess cost over book

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                  value of assets acquired or otherwise), patents,
                  trademarks, trade names, copyrights, franchises, deferred charges (including unamortized debt discount and expense, organization and acquisition costs and research and product development costs), and in accordance with FASB 65, as amended by FASB 122, by the Financial Accounting Standards Board, any originated mortgage servicing rights."



         (b) The percentage "0.95%" in clause (ii) of the definition of "COLLATERAL VALUE OF THE PLEDGED SERVICING PORTFOLIO" in Section 1.1 of the Credit Agreement shall be changed to "1.0%".

         (c) Clause (n) of the definition of "ELIGIBLE MORTGAGE LOAN" in Section
1.1 of the Credit Agreement shall be amended to read as follows:

                  "(n) if such Mortgage Loan is included in the Facility 1 Tranche B Borrowing Base, such Mortgage Loan has not been included in such Borrowing Base for a period in excess of three hundred and sixty-five (365) days from the date such Mortgage Loan was first included in such Borrowing Base, and if such Mortgage Loan is included in the Facility 1 Tranche A Borrowing Base, such Mortgage Loan has not been included in the Facility 1 Tranche A Borrowing Base (as an unpooled Mortgage Loan) for a period in excess of thirty (30) days from the date such Mortgage Loan was first included in the Facility 1 Tranche A Borrowing Base and has not been included in the Facility 1 Tranche A Borrowing Base and the Facility 1 Tranche B Borrowing Base (as an unpooled Mortgage Loan) for a cumulative period in excess of three hundred and sixty-five
                  (365) days from the date such Mortgage Loan was first included in the Facility 1 Tranche B Borrowing Base; provided that if such Mortgage Loan has been included in the Facility 1 Tranche B Borrowing Base for a period in excess of one hundred and eighty (180) days from the date such Mortgage Loan was first included in such Borrowing Base, or if such Mortgage Loan has been included in the Facility 1 Tranche A Borrowing Base (as an unpooled Mortgage Loan) and has been included in the Facility 1 Tranche A Borrowing Base and the Facility 1 Tranche B Borrowing Base (as an unpooled Mortgage Loan) for a cumulative period in excess of one hundred and eighty (180) days from the date such Mortgage Loan was first included in the Facility 1 Tranche B Borrowing Base, then if the original principal amount of such Mortgage Loan, when added to the original principal amount of any other such Mortgage Loans included in the Facility 1 Borrowing Base for a period in excess of one hundred and eighty (180) days, exceeds $50,000,000, then such Mortgage Loan shall be deemed to have no collateral value for purposes of computing the Collateral Value of the Facility 1 Borrowing Base."

In addition, Exhibit H-1 to the Credit Agreement (Facility 1 Tranche A and B Borrowing Base Certificate) shall be modified to conform to the amendment to the Credit Agreement set forth in this Section 1(c).
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         (d) The definition of "MATURITY DATE" in Section 1.1 of the Credit
Agreement shall be amended to read as follows:

                  ""MATURITY DATE" shall mean June 27, 1998; provided that upon the written request of the Borrowers to the Agent, the Lenders may elect to extend the Maturity Date on terms as they may deem appropriate in their sole discretion."

         (e) Section 5.2(b) of the Credit Agreement shall be amended to read as follows:

                           "(b) Change of Business. Except as permitted under
                  Section 5.2(e), engage in any type of business that is unrelated to the mortgage banking and lending business and the servicing of mortgage loans or any related financial service business or permit any of FFCC=s Subsidiaries to engage in any type of business other than financial services (including, without limitation, any activity permitted for banks, savings associations, or savings and loan or bank holding companies)."

         (f) The parenthetical at the end of Section 5.2(c) of the Credit Agreement shall be amended to read as follows:

                  "(including, without limitation, any activity permitted for banks, savings associations, or savings and loan or bank holding companies)."

         (g) Section 5.2(d) of the Credit Agreement shall be amended to read as follows:

                           "(d) Transactions with Affiliates. Enter into, or
                  permit any of its Subsidiaries directly or indirectly to enter into, any transaction (including the purchase, sale, lease or exchange of any property, the making or borrowing of any loan or the rendering of any service) with any Affiliate on terms that are less favorable to such Borrower or such Subsidiary than those that might be obtained at the time from Persons who are not Affiliates, other than the existing Master Purchase, Servicing and Collections Agreement dated as of September 15, 1993 with Doral Federal Savings Bank ("Doral Federal"), the Amended and Restated Master Production Agreement among FFCC, DMC and Doral Federal dated as of October 1, 1995, as amended by the First Amendment to Master Production Agreement, dated as of March 1, 1996 and the Master Servicing and Collection Agreement between FFCC and Doral Federal, dated as of October 1, 1995, as amended by the First Amendment to Master Servicing and Collection Agreement, dated as of March 1, 1996, each as in effect on such respective date."

         (h) Section 5.3(a) of the Credit Agreement shall be amended to read as follows:



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                           "(a) Total Liabilities. Permit FFCC on a consolidated
                  basis (excluding any Subsidiaries that are not primarily engaged primarily in the business of mortgage banking as reasonably determined by the Agent) to incur Total Liabilities in excess of the sum of (i) one-hundred percent (100%) of ACash" or Acash equivalents"; (ii) ninety-five percent (95%) of the sum of (A) AMortgage Loans held for sale" and (B) AMortgage-backed securities held for trading"; (iii) ninety percent (90%) of "Accrued interest receivable"; (iv) eighty percent (80%) of the sum of (A) Mortgage-backed securities held to maturity", and (B) AAccounts receivable and mortgage servicing advances"; (v) eighty percent (80%) of "prepaid and other assets" (excluding investment in Subsidiaries); (vi) fifty percent (50%) of the sum of (A) AProperty, leasehold improvements and equipment" and (B) AReal estate held for sale"; (vii) fifty percent (50%) of "Excess servicing fees receivable" (or if excess servicing fees receivable are recharacterized as "interest only securities" on the consolidated and consolidating balance sheet of FFCC and its consolidated Subsidiaries, then fifty percent (50%) of the amount of such securities reflected on FFCC=s consolidated balance sheet); and (viii) 1.0% of the principal amount of Mortgage Loans owned by Persons not affiliated with FFCC or DMC or any of their Affiliates (unless covered by a Permitted Affiliate Servicing Agreement) for which FFCC or DMC owns the direct servicing rights. All quoted terms used in the preceding sentence shall have the same meanings, and shall continue to be calculated and classified in the same manner, as the terms used in the balance sheet of FFCC and its consolidated Subsidiaries referred to in Section 4.4(a)."

         (i) Section 5.3(b) of the Credit Agreement shall be amended to read as follows:

                           "(b)     Adjusted Tangible Net Worth.  Permit
                  Adjusted Tangible Net Worth at any time to be less than $100,000,000."

         (j) Section 5.3(c) of the Credit Agreement shall be amended to read as follows:

                           "(c)     Book Net Worth.  Permit Book Net Worth at
                  any time to be less than $106,000,000."

         Section 2. Representations and Warranties. The Borrowers represent and warrant that, on and as of the date hereof, all of the representations and warranties made by them in the Credit Agreement and the other Loan Documents are true and correct as if made on and as of the date hereof and no Potential Default or Event of Default has occurred and is continuing.

         Section 3. Effectiveness. This Amendment shall become effective as of the date hereof upon delivery to the Agent of counterparts of this Amendment , duly executed and delivered by the parties
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hereto, together with a certified copy of resolutions of the Board of Directors of each of the Borrowers approving the execution, delivery and performance of this Amendment and the transactions contemplated herein.

         Section 4. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Amendment by signing any such counterpart.

         Section 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         Section 6. Miscellaneous. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect. Nothing contained herein shall operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                               FIRST FINANCIAL CARIBBEAN CORPORATION,
                               as a Borrower

                               By:  /s/ Mario S. Levis
                                  ---------------------------------------
                               Name:    Mario S. Levis
                                    -------------------------------------
                               Title:    Executive V.P. & Treasurer
                                     ------------------------------------

                               DORAL MORTGAGE CORPORATION,
                               as a Borrower

                               By:  /s/ Mario S. Levis
                                  ---------------------------------------
                               Name:    Mario S. Levis
                                     ------------------------------------
                               Title:   Executive Vice President
                                     ------------------------------------

                               BANKERS TRUST COMPANY,
                               as Agent and as a Lender

                               By:  /s/ Kevin M. McCann
                                  ---------------------------------------
                               Name:  Kevin M. McCann
                                    -------------------------------------
                               Title:  Vice President
                                     ------------------------------------
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                               FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
                               as a Lender

                               By: /S/ R. Steven Hall
                                  ---------------------------------------
                               Name:   R. Steven Hall
                                    -------------------------------------
                               Title:  Vice President
                                     ------------------------------------

                               BANKBOSTON, N.A. (formerly known as
                               The Bank of Boston),
                               as a Lender

                               By: /S/ Paul A. Chmielinski
                                   --------------------------------------
                               Name:   Paul A. Chmielinski
                                    -------------------------------------
                               Title:  Vice President
                                     ------------------------------------


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                                            THE BANK OF NEW YORK,
                                            as a Lender

                                            By: /S/ Robert A. Tweed
                                               --------------------------
                                            Name:   Robert A. Tweed
                                                 ------------------------
                                            Title:  Vice President
                                                  -----------------------

                                            NATIONAL CITY BANK OF KENTUCKY,
                                            as a Lender

                                            By: /S/ Robert J. Ogburn
                                                -------------------------
                                            Name:   Robert J. Ogburn
                                                 ------------------------
                                            Title:  Vice President
                                                  -----------------------